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                                                                    EXHIBIT 10.2

                                LOCK-UP AGREEMENT

September 9, 2004

Harris Interactive Inc.
135 Corporate Woods
Rochester, New York 14623
Attention: Chief Financial Officer

Ladies and Gentlemen:

      1. The undersigned acknowledges that this lock-up agreement (the "Lock-Up Agreement") is being entered into pursuant to Section 3.3.2(c) of the Agreement and Plan of Merger dated as of even date herewith (the "Merger Agreement") by and among Harris Interactive Inc., a Delaware corporation ("Harris"), Capitol Merger Sub, LLC, a Delaware limited liability company of which Harris is the sole member ("Merger Sub"), Wirthlin Worldwide, Inc., a California corporation ("Wirthlin"), and all of the stockholders of Wirthlin shown on the signature page to the Merger Agreement (the "Stockholders"). Pursuant to the Merger Agreement, the undersigned will receive the number of shares of Harris common stock, par value $.001 (the "Common Stock"), and will have the right to acquire (subject to applicable vesting requirements) upon exercise of stock options to be issued by Harris pursuant to the Merger Agreement the number of shares of Common Stock, as are set forth opposite the undersigned's name on Annex 1 hereto (collectively, the "Lock-Up Shares"). The undersigned further acknowledges that as a condition to Harris' entering into the Merger Agreement, Harris has required the undersigned to enter into this Lock-Up Agreement, and in order to induce Harris to enter into the Merger Agreement, the undersigned is willing to enter into this Lock-Up Agreement. Capitalized terms used herein without definition shall have the meanings given to them in the Merger Agreement.

      2. In consideration of the agreement by Harris to enter into the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the period commencing on the Closing Date and continuing through and including the date that is 120 days after the Closing Date (the "Lock-Up Period"), the undersigned will not, without Harris' prior written consent, offer, sell, contract to sell, pledge, hypothecate or otherwise transfer or dispose of any of the Lock-Up Shares or any interest therein, or any options, warrants or other rights to purchase or otherwise acquire any of the Lock-Up Shares, or any securities convertible into, exchangeable for or that represent the right to receive Lock-Up Shares.

      3. The undersigned acknowledges and agrees that the foregoing restrictions expressly prohibit the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Lock-Up Shares even if such Lock-Up Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Lock-Up Shares or with respect to any security

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that includes, relates to, derives any significant part of its value from, or otherwise transfers to any other person any or all of the economic consequences of ownership of the Lock-Up Shares.

      4. Notwithstanding the foregoing, the foregoing restrictions shall not be deemed to prohibit a transfer of the Lock-Up Shares (a) by bona fide gift (including, without limitation, charitable giving), provided that the donee thereof agrees in writing to be bound by the restrictions set forth herein; (b) to any trust for the direct or indirect benefit of the undersigned or of any one or more members of the immediate family of the undersigned, provided that the trustee of such trust agrees to be bound by the restrictions set forth in this Lock-Up Agreement; (c) by the estate of any Stockholder by virtue of the death of such Stockholder by application of any will, operation of law, or otherwise, provided that the transferee shall be bound by the restrictions set forth in this Lock-Up Agreement, or (d) pursuant to a merger, consolidation or sale of all or substantially all of the capital stock of Harris in accordance with terms and conditions approved by Harris' board of directors. For purposes of this paragraph 4, "immediate family" includes the undersigned's spouse, parents, siblings and lineal descendants.

      5. The undersigned hereby represents and warrants to Harris that the undersigned has full power and authority to enter into this Lock-Up Agreement, and that upon the execution and delivery of this Lock-Up Agreement to Harris this Lock-Up Agreement will constitute the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms. The undersigned further represents and warrants to Harris that the undersigned has carefully read this Lock-Up Agreement and the Merger Agreement and has had an opportunity to discuss the requirements hereof and thereof with the undersigned's advisors, whom the undersigned believes are qualified to advise him, her or it with respect to such matters. The undersigned also agrees and consents to the entry of stop transfer instructions with Harris' transfer agent and registrar against the transfer of the Lock-Up Shares that is prohibited pursuant to the terms of this Lock-Up Agreement. The undersigned understands that the restrictions imposed by this Agreement are in addition to any other restrictions imposed on the transfer of the Lock-Up Shares pursuant to the Merger Agreement or applicable law.

      6. Notwithstanding anything to the contrary set forth herein, the undersigned acknowledges and agrees that (a) at all times that the undersigned is a Harris employee, officer or director, the undersigned shall be subject to Harris' policy regarding "Securities Trades by Company Personnel"; and (b) at all times that the undersigned remains a Harris officer, director or designated employee with access to material nonpublic information about Harris, the undersigned shall be subject to Harris' policy regarding "Transactions in Company Securities by Directors and Designated Officers/Employees - Pre-Clearance and Blackout Periods Procedures", as both such policies are required of and consistently applied to other Harris employees, as applicable.

      7. The undersigned understands that Harris is relying upon this Lock-Up Agreement in proceeding toward consummation of the transactions contemplated by the Merger Agreement. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The representations and warranties of the undersigned set forth in this Lock-Up Agreement shall survive the First Closing and the Second Closing under the Merger Agreement.

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      8.    No amendment or modification of any of the terms of this Lock-Up
Agreement, nor any purported waiver of any condition or breach of any provision hereof, shall be effective unless in writing and signed by the party purported to be bound thereby.

      9. If any provision of this Lock-Up Agreement is held to be invalid or unenforceable by any court of competent jurisdiction, the remaining provisions shall continue in full force and effect, and the parties agree to replace any such invalid or unenforceable provision with a valid provision that most closely reflects the intent and economic effect of the invalid or unenforceable provision.

      10. This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles that would require the application of the law of any other jurisdiction.

      11. This Lock-Up Agreement sets forth the entire agreement and understanding of the parties hereto relating to the subject matter hereof, and supersedes and replaces all prior agreements and understandings between the parties with respect to such subject matter.

      12. The undersigned shall execute and/or cause to be delivered to Harris such additional instruments and documents and shall take such other actions as Harris may reasonably request in order to effectuate the intent and purposes of this Lock-Up Agreement.

      13. This Lock-Up Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. The exchange of copies of this Lock-Up Agreement and of signature pages by electronic transmission, including facsimile shall constitute effective execution and delivery of this Lock-Up Agreement as to the parties and may be used in lieu of the original Lock-Up Agreement for all purposes. Signatures of the parties transmitted by electronic transmission shall be deemed to be their original signatures for all purposes.

                            [Signature Page Follows]

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         This Lock-Up Agreement was signed by the following stockholders of
Wirthlin Worldwide, Inc. (individual signature pages have been omitted):


                              Wirthlin Family Trust
                              White Family Living Trust
                              David Richardson
                              Dorothy Peterson
                              John Kennedy
                              James Hoskins
                              Hakan Atak
                              Dee Allsop


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Accepted and agreed:

HARRIS INTERACTIVE INC.

By:    /s/ Robert E. Knapp
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Title: Vice Chairman and CEO
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